Exhibit 4.2

CITIZENS FINANCIAL GROUP, INC.

Issuer

and

THE BANK OF NEW YORK MELLON

Trustee

FIFTH SUPPLEMENTAL INDENTURE

Dated as of June 26, 2014

to

SUBORDINATED INDENTURE

Dated as of September 28, 2012

$333,000,000 Principal Amount 4.153% Subordinated Notes due 2024

FIFTH SUPPLEMENTAL INDENTURE, dated as of June 26, 2014 (the “Fifth Supplemental Indenture”), between Citizens Financial Group, Inc. (formerly RBS Citizens Financial Group, Inc.), a Delaware corporation (the “Company”), and The Bank of New York Mellon, a New York banking corporation, as Trustee hereunder (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to The Bank of New York Mellon, as trustee, a Subordinated Indenture, dated as of September 28, 2012 (the “Base Indenture,” as the same may be amended or supplemented from time to time, including by this Fifth Supplemental Indenture, the “Subordinated Indenture”), providing for the issuance from time to time of the Company’s subordinated debt securities (herein and therein called the “Subordinated Debt Securities”), to be issued in one or more series as provided in the Base Indenture;

WHEREAS, Sections 201, 301 and 1101 of the Base Indenture permit the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to provide for the issuance of, and establish the form and terms of, additional series of Subordinated Debt Securities;

WHEREAS, the Company has authorized the issuance of $333,000,000 in aggregate principal amount of its 4.153% Subordinated Notes due 2024 (the “Subordinated Notes”);

WHEREAS, the Subordinated Notes will be established as a series of Subordinated Debt Securities under the Subordinated Indenture;

WHEREAS, the Company has duly authorized the execution and delivery of this Fifth Supplemental Indenture to establish the form and terms of the Subordinated Notes; and

WHEREAS, all things necessary have been done to make this Fifth Supplemental Indenture a valid agreement of the Company, in accordance with its terms;

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Subordinated Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Subordinated Notes, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS

OF GENERAL APPLICATION

Section 101 Relation to Base Indenture.

This Fifth Supplemental Indenture constitutes a part of the Base Indenture (the provisions of which, as modified by this Fifth Supplemental Indenture, shall apply to the Subordinated Notes) in respect of the Subordinated Notes but shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Subordinated Debt Securities or affects in any manner the terms and conditions of the Subordinated Debt Securities of any other series.

Section 102 Definitions.

For all purposes of this Fifth Supplemental Indenture, the capitalized terms used herein that are defined in this Section 102 have the respective meanings assigned hereto in this Section 102, and the capitalized terms used herein that are defined in the Base Indenture and not defined in this Section 102 have the respective meanings assigned thereto in the Base Indenture. For all purposes of this Fifth Supplemental Indenture:

(1) the terms defined in this Article I have the meanings assigned to them in this Article I, and include the plural as well as the singular;

(2) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. GAAP, and, except as otherwise herein expressly provided, the term “U.S. GAAP” with respect to any computation required or permitted hereunder shall mean U.S. GAAP at the date of such computation; and

(4) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Fifth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

“144A Global Note” means a Global Note substantially in the form of Exhibit A, bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Subordinated Notes sold in reliance on Rule 144A.

“Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Clearstream that apply to such transfer or exchange.

“Base Indenture” has the meaning set forth in the recitals of the Company of this Fifth Supplemental Indenture.

“Clearstream” means Clearstream Banking, Société Anonyme and its successors.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of the Subordinated Indenture, and thereafter “Company” shall mean such successor corporation.

“Definitive Note” means a certificated Subordinated Note registered in the name of the Holder thereof and issued in accordance with Section 201 or Section 204 hereof, substantially in the form of Exhibit A, except that such Subordinated Note shall not bear the Global Note Legend and shall not have the “Schedule of Exchanges of Interests in the Global Note” attached thereto.

“Event Redemption Price” has the meaning set forth in Section 203(c) of this Fifth Supplemental Indenture.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear system, and its successors.

“Fifth Supplemental Indenture” has the meaning set forth in the first paragraph of this instrument.

“Global Note Legend” means the legend set forth in Section 204(f)(ii) hereof, which is required to be placed on all Global Notes issued under the Subordinated Indenture.

“Global Notes” means, individually and collectively, each of the Restricted Global Notes and the Unrestricted Global Notes, substantially in the form of Exhibit A, issued in accordance with Section 201 or Section 204 hereof.

“Indirect Participant” means a Person who holds a beneficial interest in a Global Note through a Participant.

“Issue Date” means June 26, 2014.

“Participant” means, with respect to the Depositary, a Person who has an account with the Depositary (and, with respect to DTC, shall include Euroclear and Clearstream).

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

“Private Placement Legend” means the legend set forth in Section 204(f)(i) hereof to be placed on all Subordinated Notes issued under the Subordinated Indenture, except where otherwise permitted by the provisions of this Fifth Supplemental Indenture.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Note” means a Regulation S Temporary Global Note or Regulation S Permanent Global Note, as applicable.

“Regulation S Permanent Global Note” means a permanent Global Note substantially in the form of Exhibit A, bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee, issued in a denomination equal to the Outstanding principal amount of the Regulation S Temporary Global Note upon expiration of the applicable Restricted Period.

“Regulation S Temporary Global Note” means a temporary Global Note substantially in the form of Exhibit A, bearing the Global Note Legend, the Private Placement Legend and the Regulation S Temporary Global Note Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee, issued in a denomination equal to the outstanding principal amount of the Subordinated Notes initially sold in reliance on Rule 903.

“Regulation S Temporary Global Note Legend” means the legend set forth in Section 204(f)(iii) hereof.

“Regulatory Event” means any event (including any amendment to, clarification of, or change (including any announced prospective change or adoption of any announced prospective change) in applicable laws or regulations or official interpretations thereof or policies with respect thereto or any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, including any pronouncement or publication from any relevant authority), that (i) occurs after the Issue Date, and (ii) results in there being more than an insubstantial risk that, for the purposes of the capital adequacy guidelines of the Federal Reserve, the whole or any part of the principal amount of the Subordinated Notes may not be included in the Company’s Tier 2 Capital (or its then-equivalent), to at least the same extent as on the Issue Date.

“Restricted Definitive Note” means a Definitive Note bearing, or that is required to bear pursuant to Section 204(f)(i) hereof, the Private Placement Legend.

“Restricted Global Note” means a Global Note bearing, or that is required to bear pursuant to Section 204(f)(i) hereof, the Private Placement Legend.

“Restricted Period” means, in respect of any Subordinated Note issued pursuant to Regulation S, the 40-day distribution compliance period as defined in Regulation S applicable to such Subordinated Note.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Rule 903” means Rule 903 promulgated under the Securities Act.

“Rule 904” means Rule 904 promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and unless context requires otherwise, the rules and regulations of the Commission promulgated thereunder.

“Subordinated Indenture” has the meaning set forth in the recitals of the Company of this Fifth Supplemental Indenture.

“Subordinated Notes” has the meaning set forth in the recitals of the Company of this Fifth Supplemental Indenture.

“Tax Event” means the Company has received an opinion of a nationally recognized independent tax counsel experienced in such matters that states that as a result of any change in, or amendment to, the laws or regulations of the United States or any political subdivision or any authority thereof or therein having power to tax, or change in, or amendment to, the application or official interpretation of such laws or regulations, that is enacted or becomes effective after the Issue Date, there is more than an insubstantial risk that any of the interest payable by the Company on the Subordinated Notes is not or, within 90 days after the date of the opinion of counsel, will not be deductible by the Company for United States federal income tax purposes.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of the Subordinated Indenture, and thereafter “Trustee” shall mean such successor Person.

“Unrestricted Definitive Note” means one or more Definitive Notes that do not bear and are not required to bear the Private Placement Legend.

“Unrestricted Global Note” means a permanent Global Note, substantially in the form of Exhibit A that bears the Global Note Legend and that has the “Schedule of Exchanges of Interests in the Global Note” attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing Subordinated Notes that do not bear the Private Placement Legend.

ARTICLE II

TERMS AND CONDITIONS OF THE SUBORDINATED NOTES

Section 201 Form of Subordinated Notes.

(a) General. The Subordinated Notes and the Trustee’s certificate of authentication shall be substantially in the form set forth in Exhibit A, which is incorporated in and forms a part of the Subordinated Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Base Indenture and this Fifth Supplemental Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be determined, consistent with the Base Indenture and this Fifth Supplemental Indenture, by the officers of the Company executing such Subordinated Notes, as evidenced by their execution of such Subordinated Notes.

(b) Global Notes; Definitive Notes. Subordinated Notes issued in global form shall be substantially in the form of Exhibit A, including the Global Note Legend thereon and the “Schedule of Exchanges of Interests in the Global Note” attached thereto. Subordinated Notes issued in definitive form shall be substantially in the form of Exhibit A, but without the Global Note Legend thereon and without the “Schedule of Exchanges of Interests in the Global Note” attached thereto. Each Global Note shall represent such of the Outstanding Subordinated Notes as shall be specified in the “Schedule of Exchanges of Interests in the Global Note” attached thereto and each shall provide that it shall represent up to the aggregate principal amount of Subordinated Notes from time to time endorsed thereon and that the aggregate principal amount of Outstanding Subordinated Notes represented thereby may from time to time be reduced or increased, as applicable, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Subordinated Notes represented thereby shall be made by the Trustee, in accordance with instructions given by the Holder thereof as required by Section 204 hereof.

(c) Temporary Global Notes. Subordinated Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Note, which shall be deposited on behalf of the purchasers of the Subordinated Notes represented thereby with the Trustee, as custodian, and registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or Clearstream, duly executed by the Company and authenticated by the Trustee as hereinafter provided.

Following (i) the termination of the applicable Restricted Period, (ii) receipt by the Company of any certificate or other evidence in a form reasonably acceptable to it as required pursuant to Rule 903(b)(3)(ii)(B) and (iii) the receipt by the Trustee of an Officer’s Certificate from the Company, the Trustee shall remove the Regulation S Temporary Global Note Legend from the Regulation S Temporary Global Note, following which temporary beneficial interests in the Regulation S Temporary Global Note shall automatically become beneficial interests in the Regulation S Permanent Global Note pursuant to the Applicable Procedures.

The aggregate principal amount of a Regulation S Temporary Global Note and a Regulation S Permanent Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

Section 202 Title and General Terms.

Pursuant to Sections 201 and 301 of the Base Indenture, there is hereby established a series of Subordinated Debt Securities, the terms of which shall be as follows:

(a) Designation. The Subordinated Notes shall be known and designated as the “4.153% Subordinated Notes due 2024.”

(b) Aggregate Principal Amount. The aggregate principal amount of the Subordinated Notes that may be authenticated and delivered under this Fifth Supplemental Indenture is limited to $333,000,000, except for Subordinated Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Subordinated Notes issued pursuant to Section 304, 305, 306, 1106 or 1307 of the Base Indenture or Article II of this Fifth Supplemental Indenture.

(c) Maturity, Interest and Place of Payment. The Stated Maturity of the Subordinated Notes shall be July 1, 2024, and the Subordinated Notes shall bear interest and have such other terms as are set forth in the form of Note attached as Exhibit A hereto. The Place of Payment with respect to the Subordinated Notes shall be The City of New York.

(d) No Additional Amounts. In the event that any payment on the Subordinated Notes by the Company or any Paying Agent is subject to withholding of United States federal income tax or other tax or assessment (as a result of a change in law or otherwise), neither the Company nor any Paying Agent shall pay additional amounts to the Holders of the Subordinated Notes.

(e) No Sinking Fund or Redemption at Option of Holders. The Company shall have no obligation to redeem or purchase the Subordinated Notes pursuant to any sinking fund or analogous provision, or at the option of a Holder thereof. The Subordinated Notes shall be redeemable at the election of the Company from time to time at the times and at the prices specified in Section 203 of this Fifth Supplemental Indenture.

(f) Defeasance.

(i) The Subordinated Notes shall be subject to the defeasance provisions of Article XIV of the Base Indenture beginning no earlier than on the fifth anniversary of the Issue Date; provided that, with respect to the Subordinated Notes, Section 1402(b)(4) of the Base Indenture shall be replaced in its entirety with the following:

“(4) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that beneficial owners of the Subordinated Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company’s exercise of its option under this Section and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such option had not been exercised (which opinion, if the Company shall have exercised its option under Section 1402(b)(x) of the Base Indenture, shall be (A) accompanied by and based upon a ruling to that effect received from or published by the Internal Revenue Service or (B) based upon a change in law after the date of this Fifth Supplemental Indenture); and”

(ii) Any defeasance of the Subordinated Notes pursuant to Article XIV of the Base Indenture shall be subject to the Company obtaining the prior approval of the Federal Reserve and any additional requirements that the Federal Reserve may impose with respect to defeasance of the Subordinated Notes. Notwithstanding the foregoing, if, due to a change in law, regulation or policy subsequent to the Issue Date, the Federal Reserve does not require that defeasance of instruments be subject to Federal Reserve approval in order for the instrument to be accorded Tier 2 Capital treatment, then no such approval of the Federal Reserve will be required for such defeasance.

(g) Repurchases. The Company may from time to time repurchase the Subordinated Notes in open market purchases or negotiated transactions without prior notice to Holders or beneficial owners of Subordinated Notes. Any such repurchases of the Subordinated Notes shall be subject to the Company obtaining the prior approval of the Federal Reserve and any additional requirements that the Federal Reserve may impose with respect to the repurchase of the Subordinated Notes. Notwithstanding the foregoing, if, due to a change in law, regulation or policy subsequent to the Issue Date, the Federal Reserve does not require that repurchases of instruments be subject to Federal Reserve approval in order for the instrument to be accorded Tier 2 Capital treatment, then no such approval of the Federal Reserve will be required for such repurchases.

(h) Denominations. The Subordinated Notes shall be issuable only in fully registered form and only in denominations of $200,000 and any integral multiples of $1,000 in excess thereof.

(i) Authentication and Delivery. The Subordinated Notes shall be executed, authenticated, delivered and dated in accordance with Section 303 of the Base Indenture.

(j) Events of Default and Default. The only Events of Default and the only Defaults applicable to the Subordinated Notes are as set forth in Article V of the Base Indenture.

Section 203 Redemption.

The Subordinated Notes shall not be redeemable at the Company’s option except as set forth in this Section 203:

(a) Regulatory Event Redemption. The Company may, at its option, redeem the Subordinated Notes in whole (but not in part) at any time after the occurrence of a Regulatory Event.

(b) Tax Event Redemption. The Company may, at its option, redeem the Subordinated Notes in whole (but not in part) within 90 days following the occurrence of a Tax Event.

(c) Event Redemption Price. In the case of any redemption of the Subordinated Notes resulting from a Regulatory Event or a Tax Event, the “Event Redemption Price” with respect to the Subordinated Notes shall be equal to 101% of the outstanding principal amount of the Subordinated Notes together with any accrued and unpaid interest to the applicable Redemption Date. If the Event Redemption Price in respect of the Subordinated Notes is not paid on the applicable Redemption Date, interest on the outstanding principal amount of the Subordinated Notes will continue to accrue until the Event Redemption Price is actually paid or set aside for payment.

(d) Redemption Procedures. Except as modified by this Section 203, any redemption of the Subordinated Notes resulting from a Regulatory Event or a Tax Event is subject to the terms and conditions of Article XIII of the Base Indenture (except for Sections 1303 and 1307 of the Base Indenture, solely to the extent they are inapplicable in the case of any redemption upon the occurrence of a Regulatory Event or a Tax Event pursuant to Section 203(a) or Section 203(b) hereof).

Section 204 Transfer and Exchange.

(a) Transfer and Exchange of Global Notes. Except as otherwise set forth in this Section 204, a Global Note may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor thereto or a nominee of such successor thereto. A beneficial interest in a Global Note may not be exchanged for a Definitive Note of the same series unless (i) the Depositary (1) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or (2) has ceased to be a clearing agency registered under the Exchange Act, and, in either case, a successor Depositary is not appointed by the Company within 20 days, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes (although Regulation S Temporary Global Notes at the Company’s election pursuant to this clause may not be exchanged for Definitive Notes prior to (1) the expiration of the applicable Restricted Period and (2) the receipt by the Company of any certificate or other evidence in a form reasonably acceptable to it as required pursuant to Rule 903(b)(3)(ii)(B)) or (iii) upon the request of a Holder if there shall have occurred and be continuing a Default or Event of Default with respect to the Subordinated Notes. Upon the occurrence of any of the preceding events in clause (i), (ii) or (iii) above, Definitive Notes delivered in exchange for any Global Note of the same series or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depositary (in accordance with its customary procedures). Global Notes also may be exchanged or replaced, in whole or in part, as provided in Article III of the Base Indenture. Every Subordinated Note authenticated and delivered in exchange for, or in lieu of, a Global Note of the same series or any portion thereof, pursuant to this Section 204 or Article III of the Base Indenture, shall be authenticated and delivered in the form of, and shall be, a Global Note, except for Definitive Notes issued subsequent to any of the preceding events in clause (i), (ii) or (iii) above and pursuant to Section 204(c) hereof. A Global Note may not be exchanged for another Subordinated Note other than as provided in this Section 204(a); provided beneficial interests in a Global Note may be transferred and exchanged as provided in Sections 204(b), (c) or (f) hereof.

(b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary in accordance with the provisions of the Subordinated Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided that prior to the expiration of the applicable Restricted Period, transfers of beneficial interests in the Regulation S Temporary Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person other than pursuant to Rule 144A. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Security Registrar to effect the transfers described in this Section 204(b)(i).

(ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 204(b)(i) hereof, the transferor of such beneficial interest must deliver to the Security Registrar either (1) (A) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (B) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase, or (2) (A) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note of the same series in an amount equal to the beneficial interest to be transferred or exchanged and (B) instructions given by the Depositary to the Security Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in subclause (1) above; provided that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in a Regulation S Temporary Global Note prior to (x) the expiration of the applicable Restricted Period therefor and (y) the receipt by the Company of any certificate or other evidence in a form reasonably acceptable to it as required pursuant to Rule 903(b)(3)(ii)(B). Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in the Subordinated Indenture and the Subordinated Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 204(g) hereof.

(iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 204(b)(ii) hereof and the Security Registrar receives the following:

(1) if the transferee will take delivery in the form of a beneficial interest in a 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B, including the certifications in item (1) thereof; or

(2) if the transferee will take delivery in the form of a beneficial interest in a Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B, including the certifications in item (2) thereof.

(iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 204(b)(ii) hereof and the Security Registrar receives the following:

(1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note of the same series, a certificate from such Holder substantially in the form of Exhibit C, including the certifications in item (1)(a) thereof; or

(2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note of the same series, a certificate from such holder in the form of Exhibit B, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (iv), to the extent permitted pursuant to the Private Placement Legend and if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

If any such transfer is effected pursuant to this subparagraph (iv) at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order for the authentication of one or more Unrestricted Global Notes in accordance with Section 303 of the Base Indenture, the Trustee shall authenticate such Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to this subparagraph (iv).

Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

(c) Transfer or Exchange of Beneficial Interests for Definitive Notes.

(i) Beneficial Interests in Restricted Global Notes to Restricted Definitive Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon the occurrence of any of the events in clauses (i), (ii) or (iii) of Section 204(a) hereof and receipt by the Security Registrar of the following documentation:

(1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder substantially in the form of Exhibit C, including the certifications in item (2)(a) thereof,

(2) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate substantially in the form of Exhibit B, including the certifications in item (1) thereof;

(3) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate substantially in the form of Exhibit B, including the certifications in item (2) thereof;

(4) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate substantially in the form of Exhibit B, including the certifications in item (3)(a) thereof;

(5) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate substantially in the form of Exhibit B, including the certifications in item (3)(b) thereof; or

(6) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate substantially in the form of Exhibit B, including the certifications in item (3)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 204(g) hereof, and the Company shall execute and the Trustee shall authenticate and mail to the Person designated in the instructions a Definitive Note in the applicable principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 204(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall mail such Definitive Notes to the Persons in whose names such Subordinated Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 204(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

(ii) Beneficial Interests in Regulation S Temporary Global Note to Definitive Notes. Notwithstanding Section 204(c)(i)(1) and Section 204(c)(i)(3) hereof, a beneficial interest in the Regulation S Temporary Global Note may not be exchanged for a Definitive Note or transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to (1) the expiration of the applicable Restricted Period therefor and (2) the receipt by the Company of any certificate or other evidence in a form reasonably acceptable to it as required pursuant to Rule 903(b)(3)(ii)(B), except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

(iii) Beneficial Interests in Restricted Global Notes to Unrestricted Definitive Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only upon the occurrence of any of the events in clauses (i), (ii) or (iii) of Section 204(a) hereof and if the Security Registrar receives the following:

(1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note, a certificate from such holder substantially in the form of Exhibit C, including the certifications in item (1)(b) thereof; or

(2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such holder substantially in the form of Exhibit B, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (iii), to the extent permitted pursuant to the Private Placement Legend and if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(iv) Beneficial Interests in Unrestricted Global Notes to Unrestricted Definitive Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon the occurrence of any of the events in clauses (i), (ii) or (iii) of Section 204(a) hereof and satisfaction of the conditions set forth in Section 204(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 204(g) hereof, and the Company shall execute and the Trustee shall authenticate and mail to the Person designated in the instructions a Definitive Note in the applicable principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 204(c)(iv) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Security Registrar through instructions from or through the Depositary and the Participant or Indirect Participant. The Trustee shall mail such Definitive Notes to the Persons in whose names such Subordinated Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 204(c)(iv) shall not bear the Private Placement Legend.

(d) Transfer and Exchange of Definitive Notes for Beneficial Interests.

(i) Restricted Definitive Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Definitive Note proposes to exchange such Subordinated Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Security Registrar of the following documentation:

(1) if the Holder of such Restricted Definitive Note proposes to exchange such Subordinated Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder substantially in the form of Exhibit C, including the certifications in item (2)(b) thereof;

(2) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A, a certificate substantially in the form of Exhibit B, including the certifications in item (1) thereof;

(3) if such Restricted Definitive Note is being transferred to a Non- U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate substantially in the form of Exhibit B, including the certifications in item (2) thereof;

(4) if such Restricted Definitive Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate substantially in the form of Exhibit B, including the certifications in item (3)(a) thereof;

(5) if such Restricted Definitive Note is being transferred to the Company or any of its Subsidiaries, a certificate substantially in the form of Exhibit B, including the certifications in item (3)(b) thereof; or

(6) if such Restricted Definitive Note is being transferred pursuant to an effective registration statement under the Securities Act, a certificate substantially in the form of Exhibit B, including the certifications in item (3)(c) thereof;

the Trustee shall cancel the Restricted Definitive Note and authenticate or, if already issued, increase or cause to be increased the aggregate principal amount of, in the case of clause (1) above, the applicable Restricted Global Note, in the case of clause (2) above, the applicable 144A Global Note, and in the case of clause (3) above, the applicable Regulation S Global Note.

(ii) Restricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Definitive Note may exchange such Subordinated Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if the Security Registrar receives the following:

(1) if the Holder of such Definitive Notes proposes to exchange such Subordinated Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder substantially in the form of Exhibit C, including the certifications in item (1)(c) thereof; or

(2) if the Holder of such Definitive Notes proposes to transfer such Subordinated Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder substantially in the form of Exhibit B, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (ii), to the extent permitted pursuant to the Private Placement Legend and if the Security Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of this Section 204(d)(ii), the Trustee shall cancel the Restricted Definitive Note and authenticate or, if already issued, increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

(iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Subordinated Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and authenticate or, if already issued, increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

If any such exchange or transfer from a Definitive Note to a beneficial interest is effected pursuant to subparagraphs (i), (ii) or (iii) above at a time when the applicable Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order for the authentication of one or more Global Notes in accordance with Section 303 of the Base Indenture, the Trustee shall authenticate one or more Global Notes in an aggregate principal amount equal to the principal amount of Definitive Notes so exchanged or transferred.

(e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 204(e), the Security Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Security Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Security Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 204(e):

(i) Restricted Definitive Notes to Restricted Definitive Notes. Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Security Registrar receives the following:

(1) if the transfer will be made pursuant to a QIB in accordance with Rule 144A, then the transferor must deliver a certificate substantially in the form of Exhibit B, including the certifications in item (1) thereof;

(2) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B, including the certifications in item (2) thereof; or

(3) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B, including the certifications required by item (3) thereof, if applicable.

(ii) Restricted Definitive Notes to Unrestricted Definitive Notes. Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if the Security Registrar receives the following:

(1) if the Holder of such Restricted Definitive Notes proposes to exchange such Subordinated Notes for an Unrestricted Definitive Note, a certificate from such Holder substantially in the form of Exhibit C, including the certifications in item (1)(d) thereof; or

(2) if the Holder of such Restricted Definitive Notes proposes to transfer such Subordinated Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder substantially in the form of Exhibit B, including the certifications in item (4) thereof;

and, in each such case set forth in this subparagraph (ii), to the extent permitted pursuant to the Private Placement Legend and if the Security Registrar so requests, an Opinion of Counsel in form reasonably acceptable to the Security Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

(iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of Unrestricted Definitive Notes may transfer such Subordinated Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Security Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

(f) Legends. The following legends shall appear on the face of all Global Notes and Definitive Notes issued under the Subordinated Indenture unless specifically stated otherwise in the applicable provisions of the Subordinated Indenture:

(i) Private Placement Legend.

(1) Except as permitted by subparagraph (2) below, each Global Note and each Definitive Note (and all Subordinated Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE WHICH IS ONE YEAR (OR SUCH SHORTER PERIOD THEN REQUIRED UNDER RULE 144 UNDER THE SECURITIES ACT OR ITS SUCCESSOR RULE) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) (THE “RESALE RESTRICTION TERMINATION DATE”) ONLY (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT

OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN OFFER, SALE OR OTHER TRANSFER TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR OTHER TRANSFER (i) PURSUANT TO CLAUSE (C) PRIOR TO THE END OF THE DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE (D) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER ONLY AT THE DIRECTION AND IN THE ABSOLUTE DISCRETION OF THE ISSUER AFTER THE DISTRIBUTION COMPLIANCE PERIOD OR RESALE RESTRICTION TERMINATION DATE, AS APPLICABLE.”

(2) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subparagraph (b)(iv), (c)(iii), (c)(iv), (d)(ii), (d)(iii), (e)(ii) or (e)(iii) of this Section 204 (and all Subordinated Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

(ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form (with appropriate changes in the last sentence if DTC is not the Depositary):

“THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE SUBORDINATED INDENTURE GOVERNING THIS SUBORDINATED NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 204(g) OF THE FIFTH SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 204(a) OF THE FIFTH SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 204(g) OF THE FIFTH SUPPLEMENTAL INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO

A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SUBORDINATED NOTES IN DEFINITIVE FORM, THIS SUBORDINATED NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

(iii) Regulation S Temporary Global Note Legend. The Regulation S Temporary Global Note shall bear a legend in substantially the following form:

“THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE SUBORDINATED INDENTURE (AS DEFINED HEREIN).”

(g) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or cancelled in whole and not in part, each such Global Note shall be returned to or retained and cancelled by the Trustee in accordance with Section 308 of the Base Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

(h) General Provisions Relating to Transfers and Exchanges.

(i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon receipt of a Company Order for authentication thereof in accordance with Section 303 of the Base Indenture or at the Security Registrar’s request.

(ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 304, 305, 306, 1106 and 1307 of the Base Indenture).

(iii) The Company shall not be required (1) to issue, to register the transfer of or to exchange any Subordinated Notes during a period beginning at the opening of business 15 days before the day of any selection of Subordinated Notes for redemption under Section 203 hereof and ending at the close of business on the day of selection or (2) to register the transfer of or to exchange a Subordinated Note between a Record Date (as defined in the Subordinated Notes) with respect to such Subordinated Note and the next succeeding Interest Payment Date with respect to such Subordinated Note.

(iv) Neither the Security Registrar nor the Company shall be required to register the transfer of or exchange any Subordinated Note selected for redemption in whole or in part.

(v) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under the Subordinated Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

(vi) Prior to due presentment for the registration of a transfer of any Subordinated Note, the Trustee, any Paying Agent and the Company may deem and treat the Person in whose name any Subordinated Note is registered as the absolute owner of such Subordinated Note for the purpose of receiving payment of principal of, premium, if any, and interest on such Subordinated Notes and for all other purposes, and none of the Trustee, any Paying Agent or the Company shall be affected by notice to the contrary.

(vii) Upon surrender for registration of transfer of any Subordinated Note at the office or agency of the Company designated pursuant to Section 1202 of the Base Indenture, the Company shall execute, and the Trustee shall authenticate and mail, in the name of the designated transferee or transferees, one or more replacement Subordinated Notes of any authorized denomination or denominations of a like aggregate principal amount.

(viii) At the option of the Holder, Subordinated Notes may be exchanged for other Subordinated Notes of any authorized denomination or denominations of a like aggregate principal amount upon surrender of the Subordinated Notes to be exchanged at such office or agency. Whenever any Global Notes or Definitive Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and mail, the replacement Global Notes and Definitive Notes which the Holder making the exchange is entitled to in accordance with the provisions of Section 303 of the Base Indenture.

(ix) All certifications, certificates and Opinions of Counsel required to be submitted to the Security Registrar pursuant to this Section 204 to effect a registration of transfer or exchange may be submitted by facsimile or e-mail.

(x) Neither the Trustee nor any Paying Agent shall have any responsibility or liability for any actions taken or not taken by the Depositary.

(xi) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Subordinated Indenture or under applicable law with respect to any transfer of any interest in any Subordinated Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, the Subordinated Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE III

MISCELLANEOUS

Section 301 Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 302 Successors and Assigns.

All covenants and agreements in this Fifth Supplemental Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

Section 303 Separability Clause.

In case any provision in this Fifth Supplemental Indenture or in the Subordinated Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 304 Governing Law.

This Fifth Supplemental Indenture and the Subordinated Notes shall be deemed to be contracts made and to be performed entirely in the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State without regard to the conflicts of law rules of said State.

* * * * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the day and year first above written.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ David C. Lindenauer
Name:	David C. Lindenauer
Title:	Executive Vice President & Treasurer

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Francine Kincaid
Name:	Francine Kincaid
Title:	Vice President

[Signature Page to the Fifth Supplemental Indenture]

[CUSIP ][1]	EXHIBIT A
[ISIN ]

[RULE 144A] [REGULATION S] [GLOBAL] NOTE

representing up to

$333,000,000

4.153% Subordinated Notes due 2024

No. [A] [S]-1	[$ ]

Citizens Financial Group, Inc., a Delaware corporation, promises to pay to              or registered assigns, the principal sum [set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto] [of              United States Dollars] on July 1, 2024.

Interest Payment Dates: Beginning on January 1, 2015, January 1 and July 1 of each year

Record Dates: June 15 and December 15

Additional provisions of this Subordinated Note are set forth on the other side of this Subordinated Note.

1	144A CUSIP: 174610 AA3

144A ISIN: US174610AA37

Regulation S CUSIP: U1745P AA7

Regulation S ISIN: USU1745PAA76

IN WITNESS HEREOF, the Company has caused this instrument to be duly executed.

Dated:

CITIZENS FINANCIAL GROUP, INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Subordinated Notes referred to in the within-mentioned Subordinated Indenture:

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

Dated:

[Back of Subordinated Note]

4.153% Subordinated Notes due 2024

Capitalized terms used herein shall have the meanings assigned to them in the Subordinated Indenture referred to below unless otherwise indicated.

1. INTEREST. Citizens Financial Group, Inc. (formerly RBS Citizens Financial Group, Inc.), a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Subordinated Note at a rate per annum of 4.153% from June 26, 2014 until maturity, computed on the basis of a 360-day year comprised of twelve 30-day months. The Company will pay interest on this Subordinated Note (i) semi-annually in arrears on January 1 and July 1 of each year or, if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”) to the Holder of record of this Subordinated Note on the immediately preceding December 15 and June 15 (each, a “Record Date”), in each case with respect to the next occurring Interest Payment Date. Interest on this Subordinated Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including June 26, 2014; provided that the first Interest Payment Date shall be January 1, 2015.

2. METHOD OF PAYMENT. The Company will pay interest on this Subordinated Note to the Person that is the registered Holder of this Subordinated Note at the close of business on the Record Date (whether or not a Business Day) next preceding the Interest Payment Date, even if this Subordinated Note is cancelled after such Record Date and on or before such Interest Payment Date, except as provided in Section 307 of the Base Indenture with respect to Defaulted Interest. Payment of interest may be made by check mailed to the Holders at their addresses set forth in the Security Register of Holders; provided that (a) all payments of principal, premium, if any, and interest on, Subordinated Notes represented by Global Notes registered in the name of or held by DTC or its nominee will be made by wire transfer of immediately available funds to the accounts specified by the Holder or Holders thereof and (b) all payments of principal, premium, if any, and interest with respect to certificated Subordinated Notes will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion). Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York Mellon, the Trustee under the Subordinated Indenture, will act as Paying Agent and Security Registrar. The Company may change any Paying Agent or Security Registrar without notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

4. SUBORDINATED INDENTURE. The Company issued the Subordinated Notes under a Subordinated Indenture, dated as of September 28, 2012 (the “Base Indenture”), as amended and supplemented by a Fifth Supplemental Indenture, dated as of June 26, 2014 (the “Fifth Supplemental Indenture,” and the Base Indenture as amended and by the Fifth Supplemental Indenture, the “Subordinated Indenture”), each between the Company and the Trustee. This

Subordinated Note is one of a duly authorized issue of Subordinated Debt Securities of the Company designated as its “4.153% Subordinated Notes due 2024”. To the extent any provision of this Subordinated Note conflicts with the express provisions of the Subordinated Indenture, the provisions of the Subordinated Indenture shall govern and be controlling.

5. REDEMPTION. Except as described below, the Subordinated Notes shall not be redeemable at the Company’s option.

(a) Regulatory Event Redemption. The Company may, at its option, redeem the Subordinated Notes in whole (but not in part) at any time after the occurrence of a Regulatory Event.

(b) Tax Event Redemption. The Company may, at its option, redeem the Subordinated Notes in whole (but not in part) within 90 days following the occurrence of a Tax Event.

(c) Event Redemption Price. In the case of any redemption of the Subordinated Notes resulting from a Regulatory Event or a Tax Event, the “Event Redemption Price” with respect to the Subordinated Notes shall be equal to 101% of the outstanding principal amount of the Subordinated Notes together with any accrued and unpaid interest to the applicable Redemption Date. If the Event Redemption Price in respect of the Subordinated Notes is not paid on the applicable Redemption Date, interest on the outstanding principal amount of the Subordinated Notes will continue to accrue until the Event Redemption Price is actually paid or set aside for payment.

(d) Redemption Procedures. Except as modified by Section 203 of the Fifth Supplemental Indenture, any redemption of the Subordinated Notes resulting from a Regulatory Event or a Tax Event is subject to the terms and conditions of Article XIII of the Base Indenture (except for Sections 1303 and 1307 of the Base Indenture, solely to the extent they are inapplicable in the case of any redemption upon the occurrence of a Regulatory Event or a Tax Event pursuant to Section 203(a) or Section 203(b) of the Fifth Supplemental Indenture).

6. MANDATORY REDEMPTION, SINKING FUND. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Subordinated Notes.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Subordinated Notes are in registered form without coupons in denominations of $200,000 and any integral multiples of $1,000 in excess thereof. The transfer of Subordinated Notes may be registered and Subordinated Notes may be exchanged as provided in the Subordinated Indenture. The Security Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Subordinated Indenture. The Company need not exchange or register the transfer of any Subordinated Note or portion of a Subordinated Note selected for redemption. Also, the Company need not exchange of register the transfer of any Subordinated Notes for a period of 15 days before a selection of Subordinated Notes to be redeemed.

8. PERSONS DEEMED OWNERS. The registered Holder of a Subordinated Note may be treated as its owner for all purposes.

9. AMENDMENT, SUPPLEMENT AND WAIVER. The Subordinated Indenture or the Subordinated Notes may be amended or supplemented as provided in the Subordinated Indenture.

10. DEFAULTS AND REMEDIES. The only Events of Default with respect to the Subordinated Notes are set forth in Article V of the Base Indenture. If an Event of Default with respect to the Subordinated Notes occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Outstanding Subordinated Notes may declare the principal amount of, premium, if any, and all accrued but unpaid interest, if any, on all the Subordinated Notes to be due and payable immediately, by a written notice to the Company (and to the Trustee, if given by Holders), and upon such a declaration the principal amount (or specified amount), premium and interest of the Subordinated Notes shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default with respect to the Subordinated Notes occurs as a result of the happening of any event of the kind specified in the first sentence of the second paragraph of Section 1501 of the Base Indenture involving the Company, the principal of all Outstanding Subordinated Notes, premium, if any, and any interest accrued thereon shall become due and payable immediately without any further action on the part of the Trustee or the Holders. Holders may not enforce the Subordinated Indenture or the Subordinated Notes except as provided in the Subordinated Indenture. Subject to certain limitations, Holders of not less than a majority in principal amount of the Outstanding Subordinated Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Subordinated Notes notice of any default under the Subordinated Indenture (except a default relating to the payment of principal of, premium, if any, or interest on the Subordinated Notes) if it determines that withholding notice is in their interest. The Holders of note less than a majority in principal amount of the Outstanding Subordinated Notes may on behalf of the Holders of all of the Subordinated Notes waive any past default or its consequences under the Subordinated Indenture, except a default in payment of the principal of, premium, if any, or interest on, any of the Subordinated Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Subordinated Indenture, and the Company is required to give prompt written notice to the Trustee of any insolvency, bankruptcy, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding-up or relating to the Company as a whole, whether voluntary or involuntary, or of any default with respect to any Senior Indebtedness that would prevent the Trustee from making any payment in respect of the Subordinated Notes under Section 1501 (Agreement to Subordinate) of the Base Indenture.

11. AUTHENTICATION. This Subordinated Note shall not be entitled to any benefit under the Subordinated Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.

12. GOVERNING LAW. THE SUBORDINATED INDENTURE AND THIS SUBORDINATED NOTE SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

13. CUSIP NUMBERS AND ISIN. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers and ISINs to be printed on the Subordinated Notes and the Trustee may use CUSIP numbers and ISINs in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Subordinated Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Company will furnish to any Holder upon written request and without charge a copy of the Subordinated Indenture. Requests may be made to the Company at the following address:

Citizens Financial Group, Inc.

600 Washington Boulevard

Stamford, CT 06901

Fax No.: 203-873-4818

Attention: Robin S. Elkowitz

ASSIGNMENT FORM

To assign this Subordinated Note, fill in the form below:

(Insert assignee’s legal name)

(Insert assignee’s social security or tax I.D no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Subordinated Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Please sign exactly as your name appears on the face of this Subordinated Note)

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

The initial outstanding principal amount of this Global Note is $            . The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized officer of Trustee or Custodian

*	This schedule should be included only if the Subordinated Note is issued in global form.

EXHIBIT B

FORM OF CERTIFICATE OF TRANSFER

Citizens Financial Group, Inc.

600 Washington Boulevard

Stamford, CT 06901

Fax No.: 203-873-4818

Attention: Robin S. Elkowitz

The Bank of New York Mellon

101 Barclay Street 8W

New York, New York 10286

Fax No.: 212-815-5704

Attention: Corporate Finance

Re:	4.153% Subordinated Notes due 2024

Reference is hereby made to the Subordinated Indenture, dated as of September 28, 2012 (the “Base Indenture”), among the Company and the Trustee and the Fifth Supplemental Indenture, dated as of June 26, 2014 (together with the Base Indenture, the “Subordinated Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Subordinated Indenture.

                     (the “Transferor”) owns and proposes to transfer the Subordinated Note[s] or interest in such Subordinated Note[s] specified in Annex A hereto, in the principal amount of $             in such Subordinated Note[s] or interests (the “Transfer”), to                      (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. [    ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE RELEVANT 144A GLOBAL NOTE OR RELEVANT DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States.

2. [    ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE RELEVANT REGULATION S GLOBAL NOTE OR RELEVANT

DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S promulgated under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the applicable Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Subordinated Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Subordinated Indenture and the Securities Act.

3. [    ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE RELEVANT DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) [    ] such Transfer is being effected pursuant to and in accordance with Rule 144 promulgated under the Securities Act; or

(b) [    ] such Transfer is being effected to the Company or a subsidiary thereof; or

(c) [    ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

4. [    ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

(a) [    ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 promulgated under the Securities Act and in compliance with the transfer restrictions contained in the Subordinated Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Subordinated Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Subordinated Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Subordinated Indenture.

(b) [    ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S promulgated under the Securities Act and in compliance with the transfer restrictions contained in the Subordinated Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Subordinated Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Subordinated Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Subordinated Indenture.

(c) [    ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Subordinated Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Subordinated Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Subordinated Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Subordinated Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

ANNEX A TO CERTIFICATE OF TRANSFER

1.	The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

(a) [    ] a beneficial interest in the:

(i)	[ ] 144A Global Note ([CUSIP: ]1), or

(ii)	[ ] Regulation S Global Note ([CUSIP: ]2), or

(b) [    ] a Restricted Definitive Note.

2.	After the Transfer the Transferee will hold:

[CHECK ONE]

(a) [    ] a beneficial interest in the:

(i)	[ ] 144A Global Note ([CUSIP: ]1), or

(ii)	[ ] Regulation S Global Note ([CUSIP: ]2)or

(iii)	[ ] Unrestricted Global Note ([ ] [ ]); or

(b) [    ] a Restricted Definitive Note; or

(c) [    ] an Unrestricted Definitive Note, in accordance with the terms of the Subordinated Indenture.

[1]	144A CUSIP: 174610 AA3
[2]	Regulation S CUSIP: U1745P AA7

EXHIBIT C

FORM OF CERTIFICATE OF EXCHANGE

Citizens Financial Group, Inc.

600 Washington Boulevard

Stamford, CT 06901

Fax No.: 203-873-4818

Attention: Robin S. Elkowitz

The Bank of New York Mellon

101 Barclay Street 8W

New York, New York 10286

Fax No.: 212-815-5704

Attention: Corporate Finance

Re:	4.153% Subordinated Notes due 2024

Reference is hereby made to the Subordinated Indenture, dated as of September 28, 2012 (the “Base Indenture”), among the Company and the Trustee and the Fifth Supplemental Indenture, dated as of June 26, 2014 (together with the Base Indenture, the “Subordinated Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Subordinated Indenture.

                     (the “Owner”) owns and proposes to exchange the Subordinated Note[s] or interest in such Subordinated Note[s] specified herein, in the principal amount of $             in such Subordinated Note[s] or interests (the “Exchange”). In connection with the Exchange, the Owner hereby certifies that:

1) EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE OF THE SAME SERIES

a) [    ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OF THE SAME SERIES. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note of the same series in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the “Securities Act”), (iii) the restrictions on transfer contained in the Subordinated Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

b) [    ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE OF THE SAME SERIES. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note of the same series, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Subordinated Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

c) [    ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OF THE SAME SERIES. In connection with the Owner’s Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note of the same series, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Subordinated Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

d) [    ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE OF THE SAME SERIES. In connection with the Owner’s Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note of the same series, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner’s own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Subordinated Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2) EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OF THE SAME SERIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES OF THE SAME SERIES

a) [    ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE OF THE SAME SERIES. In connection with the Exchange of the Owner’s beneficial interest in a Restricted Global Note for a Restricted Definitive Note of the same series with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner’s own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Subordinated Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Subordinated Indenture and the Securities Act.

b) [    ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE OF THE SAME SERIES. In connection with the Exchange of the Owner’s Restricted Definitive Note for a beneficial interest in the [CHECK ONE] [    ] 144A Global Note [    ] Regulation S Global Note of the same series, with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner’s own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Subordinated Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Subordinated Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

C-4